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                                   EXHIBIT 1

                           JOINT REPORTING AGREEMENT
                                      AND
                               POWER OF ATTORNEY

     WHEREAS, the statement on Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons") with respect to their beneficial ownership of shares of Class A Common Stock and Class B Common Stock of Oriole Homes Corp., a Florida corporation (the "Issuer"); and

     WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on Schedule 13D on behalf of each of the Reporting Persons;

     NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

     1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto and each Reporting Person is individually eligible under Rule 13d-1(k)(i) to use Schedule 13D.

     2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

     3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

     4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

     5. The undersigned hereby appoints Richard D. Levy, Harry A. Levy, and Mark A. Levy, or each of them severally, as attorneys-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned
(i) any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder relating to the undersigned's beneficial ownership of securities of the Issuer, and (ii) any and all amendments hereto for the purpose of adding additional Reporting Person(s) parties hereto.

     6. This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                          [Signature Page to Follow]
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     IN WITNESS WHEREOF each of the undersigned hereby execute this Agreement as of this 24th day of June, 2002.


                                        By:    /s/ Richard D. Levy
                                               Richard D. Levy


                                        By:    /s/ Harry A. Levy
                                               Harry A. Levy


                                        By:    /s/ Beatrice Levy
                                               Beatrice Levy


                                        By:    /s/ Davida Levy
                                               Davida Levy


                                        By:    /s/ Mark A. Levy
                                               Mark A. Levy


                                        By:    /s/ Jo Ann M. Levy
                                               Jo Ann M. Levy


                                        By:    /s/ Jo Ann Levy
                                               Jo Ann Levy


                                        By:    /s/ Daniel H. Levy
                                               Daniel H. Levy


                                        By:    /s/ Allison Sacks
                                               Allison Sacks


                                        By:    /s/ Joel M. Levy
                                               Joel M. Levy


                                        By:    /s/ Robert A. Levy
                                               Robert A. Levy


                                        By:    /s/ David J. Levy
                                               David J. Levy
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                                        Elka N. Lampert Irrevocable Trust


                                        By:    /s/ Joel M. Levy
                                        Name:  Joel M. Levy, co-trustee


                                        Avraham R. Lampert Irrevocable Trust


                                        By:    /s/ Joel M. Levy
                                        Name:  Joel M. Levy, co-trustee


                                        Harry A. Levy Grandchildren's Trust


                                        By:    /s/ Joel M. Levy
                                        Name:  Joel M. Levy, co-trustee


                                        Richard D. Levy Grandchildren's Trust


                                        By:    /s/ Mark A. Levy
                                        Name:  Mark A. Levy, co-trustee

                                        Hapco Company


                                        By:    /s/ Richard D. Levy
                                        Name:  Richard D. Levy

                                        Levor Associates


                                        By:    /s/ Harry A. Levy
                                        Name:  Harry A. Levy, managing partner

                                        Grandco Associates


                                        By:    /s/ Mark A. Levy
                                        Name:  Mark A. Levy, managing partner